UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: March 3, 2010

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                     (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

American Airlines, Inc. is filing herewith a press release issued on March 3, 2010 as Exhibit 99.1, which is included herein.  This press release was issued to report February traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  March 3, 2010

EXHIBIT INDEX

Exhibit  Description

99.1                      Press Release

CONTACT:         Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Wednesday, March 3, 2010

AMERICAN AIRLINES REPORTS FEBRUARY TRAFFIC

FORT WORTH, Texas – American Airlines reported a February load factor of 75.5 percent, an increase of 1.5 points versus the same period last year. Traffic decreased 2.2 percent and capacity decreased 4.2 percent year over year.
Domestic traffic decreased 3.9 percent year over year on 3.2 percent less capacity. International traffic increased by 0.8 percent relative to last year on a capacity decrease of 5.7 percent.
American boarded 5.96 million passengers in February.

Detailed traffic and capacity data are on the following pages.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	February
	2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	8,437,331	8,628,953	-2.2%
D.O.T. DOMESTIC	5,341,087	5,555,847	-3.9
INTERNATIONAL	3,096,244	3,073,106	0.8
ATLANTIC	974,508	1,008,746	-3.4
LATIN AMERICA	1,732,986	1,699,340	2
PACIFIC	388,750	365,020	6.5
AVAILABLE SEAT MILES (000)
SYSTEM	11,181,259	11,670,821	-4.2%
D.O.T. DOMESTIC	6,930,499	7,162,372	-3.2
INTERNATIONAL	4,250,760	4,508,449	-5.7
ATLANTIC	1,503,070	1,608,768	-6.6
LATIN AMERICA	2,249,458	2,381,483	-5.5
PACIFIC	498,232	518,198	-3.9
LOAD FACTOR
SYSTEM	75.5%	73.9%	1.5	Pts
D.O.T. DOMESTIC	77.1	77.6	-0.5
INTERNATIONAL	72.8	68.2	4.7
ATLANTIC	64.8	62.7	2.1
LATIN AMERICA	77	71.4	5.7
PACIFIC	78	70.4	7.6
PASSENGERS BOARDED	5,956,851	6,212,104	-4.1%

SYSTEM CARGO TON MILES (000)	141,833	117,008	21.2%

YEAR-TO-DATE February
	2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	18,112,529	18,267,079	-0.8%
D.O.T. DOMESTIC	11,265,906	11,451,848	-1.6
INTERNATIONAL	6,846,623	6,815,231	0.5
ATLANTIC	2,193,711	2,245,772	-2.3
LATIN AMERICA	3,799,186	3,756,809	1.1
PACIFIC	853,726	812,650	5.1
AVAILABLE SEAT MILES (000)
SYSTEM	23,886,491	24,736,264	-3.4%
D.O.T. DOMESTIC	14,776,286	15,062,263	-1.9
INTERNATIONAL	9,110,205	9,674,001	-5.8
ATLANTIC	3,230,879	3,440,710	-6.1
LATIN AMERICA	4,801,249	5,137,185	-6.5
PACIFIC	1,078,078	1,096,105	-1.6
LOAD FACTOR
SYSTEM	75.8%	73.8%	2	Pts
D.O.T. DOMESTIC	76.2	76	0.2
INTERNATIONAL	75.2	70.4	4.7
ATLANTIC	67.9	65.3	2.6
LATIN AMERICA	79.1	73.1	6
PACIFIC	79.2	74.1	5
PASSENGERS BOARDED	12,656,032	12,908,742	-2%

SYSTEM CARGO TON MILES (000)	280,101	237,552	17.9%

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